                                     LEASE
                                     -----

STATE OF LOUISIANA
PARISH OF CALCASIEU

     This agreement is entered into between The Calcasieu Marine National Bank of Lake Charles, ("Lessor"), whose mailing address is P.O. Box 3402, Lake Charles, Louisiana 70602 and Mercury, Inc. ("Lessee") whose mailing address
                             ------------
until commencement of this lease is One Lakeshore Drive, Suite 1495, Lake
                                    -------------------------------------
Charles, La. 70629.
-------------------

                                  WITNESSETH
                                      I.

     1.1 Leased Premises. Lessor hereby leases to Lessee and Lessee hereby
         ---------------
leases from Lessor certain premises ("Leased Premises") know as Suite 1495 in
                                                                      ----
the building known as the CM Tower, ("Building"), located at One Lakeshore Drive, Lake Charles, Louisiana, on the block bounded by Mill, Ann, Lakeshore, Division and Front Streets. The Leased Premises are outlined and hatched on the floor plan made a part hereof as Attachment "A", initialed by the parties. Lessor may change the building name at any time.

     The term "Rentable Area" as used herein shall mean that on each floor of the Building on which the entire space rentable to tenants is or will be leased to one tenant, the Rentable Area for such floor (hereinafter referred to as "Single Tenant Floor") shall be the entire floor area measured from the inside surface of the outer glass line of the Building to the inside surface of the opposite outer glass line excluding all vertical penetrations (Building stairs, vertical ducts, elevator shafts, flues, vents, stacks, and pipe shafts). All the area on any Single Tenant Floor that is used for elevator lobbies, corridors, special tenant stairways, restrooms, mechanical rooms, electrical rooms, and telephone closets situated on such floor, and all vertical penetrations that are included for special use by a Tenant, and columns and other structural portions of the Building shall be included within the Rentable Area of such floor.

     On each floor of the Building on which space is or will be leased by more than one tenant, the Rentable Area attributable to each such lease shall be the total of (i) the entire floor area included within the leased premises covered by such lease, being the floor area bounded by the inside surface of the exterior glass lines enclosing the leased premises, the exterior of all walls separating such leased premises from any public corridors or other public areas on such floor and the centerline of all demising walls separating such leased premises from other areas leased or to be leased to other tenants on such floors, and (ii) a pro rata portion of the floor area covered by the elevator lobbies, corridors, restrooms, mechanical rooms, electrical rooms, and telephone closets situated on such floor.

     1.2 For purposes of this Lease, the net rentable area ("NRA") of the Leased Premises is agreed to be approximately 37,949 square feet (35,148 usable square
                                       ------
feet) comprised of the following Suites:

     a.   Existing Leased Premises
          Suite 1590      -    578 RSF (   503 USF)
          15 Equip. Room  -    230 RSF (   200 USF)
          Suite 1470      -    503 RSF (   437 USF)
          Suite 135       -    505 RSF (   439 USF)
                             ---------------------
          Total       -      1,816 RSF ( 1,579 USF)


     b.   Leased Premises to be constructed
          Suite 2000  -     10,255 RSF ( 8,917 USF)
          Suite 1900  -     16,482 RSF (16,482 USF)
          Suite  700  -      9,396 RSF ( 8,170 USF)
                            -----------------------
          Total       -     36,133 RSF (33,569 USF)

The total NRA of the entire Building is agreed to be 372,798 square feet.

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                                      II.

     2.1  Term.  The term of this Lease will be 60 months commencing on the 1st
          ----                                  --                          ---
day of September, 1996, or upon occupancy, whichever is earlier, and ending on
       ---------------
the 31st day of August, 2001.  If Lessor is unable to give Lessee possession of
    ----        ------------
the Leased Premises on the date provided above for commencement of the term, and provided Lessee is not responsible for such delays, the rent will not begin until the Leased Premises are available for occupancy, and the term of this Lease will be extended for a period equal to the period of such delay in availability. No such failure to make the Leased Premises available on the commencement date of the term will affect the validity of this Lease or the rights of the parties under this Lease, or subject Lessor to any liability.
SEE WORKLETTER (ATTACHMENT "E")

     2.2  Holding Over.  In the event of holding over by Lessee after expiration
          ------------
or termination of this Lease without the written consent of Lessor, Lessee shall pay as liquidated damages double rent for the entire holdover period. No holding over by Lessee shall operate to extend the Lease other than month to month. In the event of any unauthorized holding over, Lessee shall also indemnify Lessor against all claims for damages by any other Lessee to whom Lessor may have leased all or any part of the premises effective upon the termination of the Lease.

                                     III.

     3.1 As Base Rental, Lessee shall pay Lessor without deduction, abatement or setoff, the sum of Thirty four thousand nine hundred forty four dollars and
                      --------------------------------------------------------
seventy cents ($34,944.70) on or before the first day of each calendar month of
-------------
the lease term. If the Lease does not commence on the first day of a calendar month or end on the last day of a calendar month the monthly installment of Base Rental will be prorated. All rent more than ten (10) days in arrears shall bear interest at a rate that is the maximum allowable by law from the first of the month or the date due until paid. Any payment of interest shall also include the rent due.

     3.2 "Operating Expenses" as used herein shall mean all expenses, costs and disbursements of every kind and nature (but not replacement of capital investment items nor general office expense nor specific costs especially billed to and paid by specific tenants nor rental commissions) which Lessor shall pay in connection with the ownership and operation of the Building, computed on the accrual basis, including but not limited to:

     (a) wages and salaries of employees engaged in operation and maintenance of the Building, including taxes, insurance and benefits relating thereto.

     (b) supplies and materials used in operation and maintenance of the Building.

     (c) water, power, heating, lighting, air conditioning, and ventilating the Building.

     (d) maintenance and service agreements on equipment, including window cleaning and elevator maintenance.

     (e) casualty and liability insurance applicable to the Building and Lessor's equipment required to operate or maintain the Building.

     (f) taxes and assessments and other governmental charges attributable to the Building or its operation whether Federal, State, Parish or Municipal and whether the taxing body be presently existing or subsequently created; excluding Federal and State taxes on income. Lessee shall be responsible for ad valorem taxes on its personal property and on the value of leasehold improvements exceeding standard building allowances.

     (g) repairs and general maintenance, excluding the roof, foundation and exterior walls, or paid by proceeds of insurance.

     (h)  reasonable fees for management of the Building.

     (i) amortization of the cost of the capital improvement on items primarily for the purpose of safety, saving energy or reducing operating costs or which may be required by governmental

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authority. Such costs shall be amortized over each item's reasonable life or the reasonable life of the Building, whichever is shorter.

     3.3 If Operating Expenses for any calendar year of the Lease term exceed Base Year 1996 Lessee shall pay Additional Rent computed by the following
--------------
formula.

Lessee's NRA x (Operating Expenses exceeding Base Year 1996 x Total Building NRA
------------                                 --------------
total NRA)

     Such Additional Rent shall be due within ten (10) days after Lessor bills Lessee therefor. Thereafter, Lessor may bill Lessee each month for one-twelfth (1/12th) of the estimated Additional Rent amount. In the event of such billing Lessee shall pay such estimated Additional Rent contemporaneously with the Base Rental on or before the first day of each calendar month, in advance. After the end of the calendar year, Lessor shall compute the actual Additional Rental using the formula above; if Lessee shall have overpaid, Lessor shall refund the excess, but if Lessee shall have underpaid, Lessee shall pay the balance within 10 days after Lessor bills therefor. Operating expenses of less than $ Base Year
                                                                       ---------
1996 shall not cause a reduction in the Base Rental.
----

     If during any calendar year of the Lease, the occupancy of the office rentable area of the Building averages less than ninety-five percent (95%), then it is agreed that the Operating Expenses will be adjusted for such year so that all such Operating expenses shall be computed as though the office rentable area of the Building had been ninety-five percent (95%) occupied for such calendar year. All such expense categories will be accounted for and reported in accordance with generally accepted accounting principles.

     3.4 Lessor may make supplemental rental charges to be paid with the monthly Base Rental as authorized in sections 4.1 (d), 4.1 (h) and 6.1 below.

     3.5  Examination of Records.  Lessee and its authorized agent shall have
          ----------------------
the right to examine the records of Lessor pertinent to operating costs for the purpose of verifying accuracy of any statement furnished by Lessor to Lessee. Lessee's right to conduct such examinations shall be limited to one examination with respect to each statement, which shall be made and completed within sixty
(60) days after such statement shall have been furnished to Lessee, and shall be made at the offices of Lessor, at such times and on such days as are reasonably convenient to Lessor and Lessee. Lessee may within 45 days following completion of such examination give notice to Lessor disputing the amount and propriety of any item appearing on or excluded from such statement, including any amounts of additional rent or other charge alleged to be owing, and if Lessee shall fail to give such notice within such period of 45 days, its right to dispute the same shall conclusively be deemed waived.

                                      IV.

     4.1  Lessor services.  As standard building services, Lessor will:
          ---------------
     (a) contract with all public utilities to furnish the utility services to the Building;
     (b) provide security for the Building during weekends and after normal working hours;
     (c)  furnish water at points of supply provided for general use of tenants;
     (d) provide central heat and air conditioning in season, at such temperature and in such amounts as are considered by Lessor to be standard during normal business hours. Normal business hours shall be defined as Monday through Friday 7:00 a.m. to 6:00 p.m. and Saturdays from 8:00 a.m. to 1:00 p.m., (holidays excepted). Such service during weekdays beyond normal business hours, on Saturday afternoons, Sundays (and holidays) to be furnished only upon request of Lessee, who shall bear the then standard Building

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charge. Standard Building charge for after hour air conditioning use shall be defined as $2.75 per hour when the central plant is in operation and $35.00 per hour when the central plant is not in operation. Such charges are subject to change based on actual increases in electrical company rates.

     (e) maintain all public areas and special service areas of the Building and Parking Garage in the manner and to the extent deemed by Lessor to be standard;

     (f) provide elevators for access to and egress from the Building floors on which the Leased Premises are situated;

     (g) furnish janitor service on a five (5) day week basis; provided, however, if Lessee's floor covering or other improvements (not building standard) cause additional cleaning cost, Lessee will pay such cost monthly as additional rent;

     (h) furnish electrical facilities and power for typewriters, calculators, personal computers, printers, photo copying equipment and other machines of similar low electrical consumption as are normally a part of businesses operating in a class "A" office building in Lake Charles, Louisiana. However, Lessor may meter and bill monthly for the estimated additional power cost for electricity required for equipment requiring special air conditioning needs and special electrical wiring.

     (i) provide all building standard fluorescent bulb replacement in public areas, restroom areas and stairwells; Lessee shall pay for bulb replacement in the Leased Premises.

     (j) furnish Lessee two (2) keys for each corridor door entering the Leased Premises. Additional keys will be furnished by Lessor at a charge of $2.00 per key on an order signed by Lessee's authorized representative. All keys shall remain the property of Lessor. No additional locks shall be allowed on any door of the Leased Premises without Lessor's permission, and Lessee shall not make, or permit any duplicated keys to be made, except those furnished by Lessor. Upon termination of this Lease, Lessee shall surrender to Lessor all keys of the Leased Premises, and give to the Lessor the explanation of the combination of all locks for safes, safe cabinets and vault doors, if any, left in the Leased Premises;

     (k) at Lessee's cost provide and install signs with letters and numerals in Building standard graphics as requested by Lessee and no others shall be permitted on the Leased Premises. Lessee may not paint, place or display any sign, advertisement, placard or other graphics visible from the exterior of the building, or from the corridors or lobby without Lessor's approval, which will not be unreasonably withheld.

     (l) provide access to and use of Building Stairs between the Leased Premises provided such use does not interfere with the use of Lessor;

     (m) provide repairs and general maintenance of the Leased Premises and the Building and Parking Garage;

     (n) provide casualty and liability insurance applicable to the Building and Lessor's non-banking areas;

     (o) pay taxes, assessments and other governmental charges attributable to the Building or its operation whether Federal, State, Parish or Municipal and whether the taxing body be presently existing or subsequently created;

     (p) incur the cost of capital investments on items primarily for the purpose of safety, saving energy or reducing operating cost or which may be required by governmental authority.

     4.2 No interruption or malfunction of any of such services shall constitute an eviction or disturbance of Lessee's use and possession of the Leased Premises or Building or a breach by Lessor of any of its obligations hereunder or render Lessor liable for damages or entitle Lessee to be relieved from any of its obligations hereunder (including the obligation to pay rent) or grant Lessee any right of set-off, unless after notice by Lessee of such interruption or malfunction, Lessor fails to use reasonable diligence to restore such service.

                                      V.

     5.1  Lessee's Obligations. Lessee covenants and agrees it will cooperate
          --------------------
with and adhere to the provisions set forth in Attachment "B" (Rules and Regulations) of this lease agreement.

     5.2  Care of the Leased Premises. Lessee shall not commit or allow any
          ---------------------------
waste or damage to the Leased Premises, and at the termination of this lease, Lessee shall deliver up said Leased Premises to Lessor in as good condition as at date of possession by Lessee, ordinary wear and tear excepted.

     5.3  Removal of Property. Lessee may remove its trade fixtures, office
          -------------------
supplies and movable office furniture and equipment not attached to the Building provided: (1) such removal is made prior to the termination of this lease; (2) Lessee is not in default of any obligation or covenant under this Lease at the time of such removal; and (3) Lessee promptly repairs all damage caused by removal. All other property left at the Leased Premises and any alteration or addition to the Leased Premises (including wall-to-wall carpeting, paneling or other wall covering) and any other articles attached or affixed to the floor, wall or ceiling of the Leased Premises shall become the property of Lessor and shall remain upon and be surrendered with the Leased Premises as part thereof at the termination of this Lease, Lessee hereby waiving all rights to any payment or compensation therefor. If, however, Lessor so requests in writing, Lessee will, at its expense, promptly remove any and all fixtures, equipment and property placed or installed by it in the Leased Premises and repair any damage caused by such removal.

     5.4  Alterations, Additions, Improvements. Lessee shall make no
          ------------------------------------
alterations, improvement, repair, replacement or addition to the Leased Premises without the prior written consent of Lessor which will not be unreasonably withheld. Consent shall be conditioned upon Lessee's contractors, laborers, material-men and others working in harmony and not interfering with any labor utilized by Lessor or by any other Lessee's contractors or mechanics; and if at any time such entry by one or more persons furnishing labor or material for Lessee's work shall cause disharmony or interference, the consent granted by Lessor may be withdrawn upon eight (8) hours written notice delivered to Lessee or to the person in charge of the work at time of delivery.

     5.5  Entry for Repairs and Inspection. Lessee shall, permit Lessor or its
          --------------------------------
agents to enter any part of the Leased Premises at reasonable hours to inspect same, clean or make repairs, alterations or additions thereto, as Lessor may deem necessary or desirable, and Lessee shall not be entitled to any abatement or reduction of rent by reason thereof.

     5.6  Repairs by Lessee. Lessee shall, at its own expense, repair or replace
          -----------------
any damage or injury done to the Building, caused by Lessee or Lessee's agent, employees, invitees or visitors and not covered by Lessor's insurance; provided, however, if Lessee fails to make such repairs or replacement promptly Lessor may, at its option, make such repairs or replacements and Lessee shall repay the cost thereof to the Lessor on demand.

     5.7  Use and Violations of Insurance Coverage. Lessee shall use the Leased
          ----------------------------------------
Premises only for business office space, and not for any business which is unlawful, disreputable or deemed to be extra hazardous on account of fire. Lessee shall not do or permit anything to be done which would increase the rate for Lessor's fire and extended coverage insurance.

     5.8  Nuisance. Lessee shall conduct its business and control its agents,
          --------
employees, invitees and visitors so as not to create any nuisance, or interfere with, annoy or disturb Lessor or any other tenant.

     5.9  Laws and Regulations-Rules of Building. Lessee shall comply with all
          --------------------------------------
laws, ordinances, orders, rules and regulations (State, Federal, Parish, municipal and other agencies or bodies having any jurisdiction thereof) relating to the use, condition or occupancy of the Leased Premises. Lessee will comply with written rules of the Building adopted by Lessor from time to time for the safety, care and cleanliness of the Leased Premises and for preservation of good order therein as specified in Attachment "B" of this Lease.

     5.10  Estoppel Certificate or Three Party Agreement.  At Lessor's request,
           ---------------------------------------------
Lessee shall execute either an estoppel certificate addressed to Lessor's mortgagee or a three-party agreement among Lessor, Lessee and such Mortgagee certifying facts and agreeing to such notice provison and other matters as such Mortgagee may reasonably require in connection with Lessor's financing.

     5.11  Liability and Indemnity.  Lessee and Lessor agree to indemnify and
           -----------------------
hold each other harmless from all claims (including costs and expenses of defending against such claims) for any injury or damage to any person or the property of any person occurring during the term of this lease in or about the Leased Premises or Building arising from any negligent or intentional act or omission of each other's agents, employees, licensees, contractors, customers, clients, visitors or invitees, for which such indemnifying party would be directly or vicariously liable. Lessor and Lessee shall not be liable to each other or their agents, employees, licensees, invitees, customers, clients or visitors for any damage to person or property resulting from any act, omission, or negligence of any co-Lessee, visitor or other occupant of the Building.

                                      VI.

     6.1   Parking.  During the term of this Lease, Lessee shall have the right
           -------
to use, rent free, parking for at least thirty eight (38) car/s in accordance
                                        ------------
with the parking ratio of one free space per 1,000 square feet of Net Rentable Area with one per 750 square feet guaranteed in Lessor's adjacent Parking Garage. Thirteen (13) of these spaces may be designated "Reserved". In addition Lessee may have the right to use, rent free, parking for the remainder of its employees in the parking garage on an availability basis until Lessor builds an additional surface lot. At that time, Lessee will have the option to park these additional vehicles in the surface lot free of charge or remain in the garage at a charge of $17.50 per space per month. Lessor may designate from time to time the area within which each such car may be parked. Lessor may make, modify and enforce the rules and regulations relating to the parking of automobiles in the Parking Garage, and Lessee will abide thereby. Parking rates for any additional spaces shall be at Lessor's sole discretion.

                                     VII.

     7.1   Peaceful Enjoyment.  Lessee shall, and may peacefully have, hold and
           ------------------
enjoy the Leased Premises, provided that Lessee pays all rental and other sums to be paid and performs all of Lessee's covenants and agreements. This lease does not grant any rights to light, view or air over adjacent property, so that any diminution or shutting off of light, view or air by any structure which may be erected adjacent to the Building shall in no way affect this lease or impose any liability upon Lessor.

     Lessor shall not be responsible for the non-observance or violation by any other lessee, or employees, agents or visitors of other lessees, of the terms of the lease granted to such other lessee, nor for any resulting damage.

                                     VIII.

     8.1   Assignment or Sublease.  Lessee may not assign this Lease or sublease
           ----------------------
the Leased Premises or any part thereof or mortgage, pledge or hypothecate its leasehold interest or grant any concession or license within the Leased Premises without the prior express written consent of Lessor, which may not be unreasonably withheld. Notwithstanding any such consent, Lessee will remain liable in solido with each approved assignee or sublessee who shall also automatically become liable in solido for all obligations of Lessee hereunder; and Lessor may enforce the provisions of this instrument directly against Lessee and/or any assignee or sublessee without proceedings in any way against any other person. If the rent payable by sublessee under any such permitted sublease (or a combination of the rent payable under such sublease plus any bonus or other consideration therefor or incident thereto) exceeds the rent payable under this Lease for the portion of the premises involved, then Lessee shall be obligated to pay Lessor all such excess rental and other consideration within ten (10) days following payment by the sublessee, assignee, licensee or other transferee.

     8.2  Assignment by Lessor. Lessor may transfer and assign, in whole or in
          --------------------
part, all or any of its rights and obligations hereunder and in the Building and property referred to herein; and in such event in which its transferee assumes Lessor's obligations hereunder, no further liability or obligation shall thereafter accrue against Lessor hereunder.

                                      IX.

     9.1  Limitation of Lessor's Personal Liability. Lessee specifically agrees
          -----------------------------------------
to look solely to Lessor's interest in the Building for the recovery of any judgement from Lessor, it being agreed that Lessor shall never be personally liable for any such judgement. The Provision contained in the foregoing sentence is not intended to, and shall not, limit any right that Lessee might otherwise have in connection with enforcement or collection of amounts which may become owing or payable under or on account of insurance maintained by Lessor.

     9.2  Liability Insurance. Lessee, at its expense, is required to carry,
          -------------------
for the protection of the Lessee, Lessor and Lessor's agent, as their interests may appear, Comprehensive General Liability Insurance with limitation of not less than $1,000,000.00 combined single limit per occurrence covering any accidents for which Lessee is legally liable, with a responsible insurance company qualified to do business in the State of Louisiana, copy of certificates of insurance to be furnished Lessor upon request.

     Lessee shall provide Lessor with thirty (30) days notice of cancellation.

     9.3  Damages From Certain Causes. Lessor shall not be liable or responsible
          ---------------------------
to Lessee, its employees or invitees for any loss or damage to any property or person occasioned by burglary, theft, fire, malfunction or failure of mechanical systems (including but not limited to plumbing, electrical, sprinkler, air conditioning, heating, lighting, etc.), act of God, public enemy, injunction, riot, strike, insurrection, war, court order, requisition or order of governmental body or authority, or for damage or inconvenience which may arise through repair or alteration of any part of the Building, or failure to make repairs.

                                      X.

     10.1 Subordination to Mortgage. This lease will be subject and subordinate
          -------------------------
to any mortgage which may now or hereafter encumber the Building. This clause shall be self-operative and no further instrument of subordination need be required by any mortgagee. In confirmation of such subordination, however, Lessee shall at Lessor's request execute promptly any appropriate certificate or instrument that Lessor may request. In the event of the enforcement of such mortgage, Lessee will, upon request of the party succeeding to the interest of Lessor as a result of such enforcement, automatically become the Lessee of such successor in interest without change in the terms of this Lease; provided, however, that such successor in interest shall not be bound by (i) any payment of rent or additional rent for more than one month in advance except prepayments in the nature of security for the performance by Lessee of its obligations under this Lease or (ii) any amendment or modification of this Lease subsequent to the mortgage, made without the written consent of the mortgagee.

                                      XI.

     11.1 Eminent Domain. If there shall be taken by eminent domain during the
          --------------
term of this Lease any substantial part of the Leased Premises or Building, Lessor or Lessee may elect to terminate this Lease. If the Lease continues in effect, the rental shall be reduced in proportion to the area of the Leased Premises so taken and Lessor shall repair any damage to the Leased Premises or Building resulting from such taking.

     11.2 All sums awarded or agreed upon between Lessor and the condemning authority for the taking of the interest of Lessor or Lessee, whether as damages or as compensation, will be the property of Lessor, including without limitation any so-called leasehold advantage, but excluding any compensation for improvements made at Lessee's expense.

     11.3 If this Lease should be terminated under any provision of this paragraph, rent shall be payable to the date that possession is taken by the taking authority, and Lessor will refund to Lessee any prepaid unaccrued rent less any sum then owing by Lessee to Lessor.

                                     XII.

     12.1 Fire or Other Casualty. During the term of this Lease, Lessor will be
          ----------------------
responsible for obtaining and maintaining adequate insurance of not less than 80% of full replacement costs, insuring the total building against loss by reason of fire, tornado, windstorm or other casualty, and shall furnish Lessee with the evidence of such insurance upon Lessee's request.

     If at any time during the lease term, the Leased Premises or any substantial portion of the Building shall be damaged or destroyed by fire or other casualty, then Lessor shall repair and reconstruct the Leased Premises and Building to the condition in which they existed immediately prior to such damage or destruction, provided however that Lessor may terminate this lease by notice to Lessee within 30 days after Lessor's receipt of the first offer from its insurer or within 60 days after the date of the loss, whichever occurs sooner, if the insurance proceeds from the loss, plus the deductible provided in the fire insurance policy, equal less than 95% of cost of the repair and reconstruction.

     In any such circumstances, rental shall abate proportionately during the period and to the extent that the Leased Premises are unfit for use by Lessee in the ordinary conduct of its business. If Lessor is required or has elected to repair and restore the Leased Premises, this Lease shall continue in full force and effect and such repairs will be made within a reasonable time thereafter, subject to delays arising from shortages of labor or material, acts of God, war or other conditions beyond Lessor's reasonable control. In the event that this Lease is terminated as herein permitted, Lessor shall refund to Lessee the prepaid rent (unaccrued as of the date of damage or destruction) less any sum then owing Lessor by Lessee. If Lessor has elected to repair and reconstruct the Leased Premises, then the lease term shall be extended by a period of time equal to the period of such repair and reconstruction.

     12.2 Should the annual premiums paid by Lessor exceed the standard rates because Lessee's operations, contents of the Leased Premises, or improvements with respect to the Leased Premises beyond building standard, result in extra-hazardous exposure, Lessee shall promptly pay the excess amount of the premium upon request by Lessor.

     12.3 Lessee shall maintain at its expense fire and extended coverage insurance on all of its personal property, including removable trade fixtures, located in the Leased premises and on all additions and improvements made by Lessee not required to be insured by Lessor.

     12.4 Waiver of Subrogation Rights. Lessor and Lessee each hereby releases
          ----------------------------
the other and waives any and all rights of recovery, claim, action or cause of action, any loss or damage that may occur to the premises hereby leased or any improvements thereto, or the Building, or any improvements thereto, or any personal property of either party therein, by reason of fire, the elements, or any other cause which could be insured against the terms of standard fire and extended coverage insurance policies regardless of cause or origin, including negligence of the other party hereto, its agents, officers or employees, and covenants that no insurer shall hold any right of subrogation against such other party.

                                     XIII.

     13.1      Default by Lessee.  Each of the following acts or omissions of
               -----------------
Lessee or occurrences shall constitute an "Event of Default":

     (1) Failure to pay rent or to perform or observe any other covenant or condition of this lease by Lessee within ten (10) days following written notice to Lessee of such failure.
     (2) Abandonment or vacating of the Leased Premises or any significant portion thereof.
     (3) The filing or execution or occurrence of: a petition in bankruptcy or other insolvency proceeding by or against Lessee; or a petition or answer seeking relief under any provision of Bankruptcy Act; or an assignment for the benefit of creditors; or a petition or other proceeding by or against the Lessee for the appointment of a trustee, receiver or liquidator of Lessee or any of Lessee's property; or a proceeding by and governmental authority for the dissolution or liquidation of Lessee.

     13.2  Remedies upon Default.  Upon the occurrence of any Event of Default,
           ---------------------
Lessor has the option, in addition to any other remedy or right given hereunder or by law, to do any one or more of the following:

     (1) Terminate this Lease, in which event Lessee shall immediately surrender possession of the Leased Premises to Lessor.
     (2) Enter upon and take possession of the Leased Premises and expel or remove Lessee and any other occupant therefrom, with or without having terminated the lease.
     (3)   Alter locks and other security devices at the Leased Premises.

Exercise by Lessor of any one or more remedies hereunder granted or otherwise available shall not be deemed to be an acceptance or surrender of the Leased Premises by Lessor, whether by agreement or by operation of law, it being understood that such surrender can be effected only in accordance with this written agreement of Lessor and Lessee. No such alteration of security devices and no removal or other exercise of dominion by Lessor over the property of Lessee or others at the Leased Premises shall be deemed unauthorized or constitute a seizure of conversion, Lessee hereby consenting, after any Event of Default, to such exercise of dominion over Lessee's property within the Building. All claims for damages by reason of such re-entry and/or repossession and/or alteration of locks or other security devices are hereby waived, as are all claims for damages by reason of any seizure, sequestration proceeding or other legal process.

     13.3 If Lessor elects to terminate the Lease by reason of an Event of Default, then notwithstanding such termination, Lessee shall be liable for and shall pay Lessor the sum of all rent and other indebtedness accrued to the date of such termination, plus, as damages, an amount equal to the value of the rent reserved hereunder for the remaining portion of the original lease term.

     13.4 If Lessor elects to repossess the Leased Premises without terminating the Lease, all rent and other indebtedness accrued to the date of such repossession, plus rent required to be paid by Lessee to Lessor during the remainder of the lease term shall immediately become due and payable, and Lessor may immediately bring action to collect such amounts then due without waiting until expiration of the lease term, provided that any net sums thereafter received by Lessor through reletting the Leased Premises during said period (after deducting expenses incurred by Lessor as provided in 13.5), shall be applied against the total indebtedness of Lessee or Lessor. In no event shall Lessee be entitled to any excess of any rent obtained by reletting over and above the rent herein reserved.

     13.5 In case of an Event of Default, Lessee shall also be liable for and shall pay to Lessor in addition to any sum provided for above: broker's fees incurred by Lessor in connection with reletting the whole or any part of the Leased Premises; the cost of removing and storing Lessee's or other occupant's property; the cost of repairing, altering, remodeling or otherwise putting the Leased Premises into condition acceptable to a new tenant or tenants; and all reasonable expenses incurred by Lessor in enforcing Lessor's remedies, including reasonable attorney's fees. Past due rent and other past due payments shall bear interest from maturity at twelve percent (12%) per annum (or such lower rate as may be required to comply with the usury laws of Louisiana), until paid.

     13.6 In the event of termination or repossession of the Leased Premises for an Event of Default, Lessor shall not have any obligation to relet or attempt to relet the Leased Premises, or any portion thereof, or to collect rental after reletting; and in the event of reletting, Lessor may relet the whole or any portion of the Leased Premises for any period, to any tenant, and for any use and purpose.

     13.7 If Lessee should fail to make payment or cure any default hereunder within the time herein permitted, Lessor, without being under any obligation to do so and without thereby waiving such default, may make such payment and/or remedy such other default for the account of Lessee (and enter the Leased Premises for such purpose), and thereupon Lessee shall be obligated to, and hereby agrees, to pay Lessor, upon demand, all costs, expenses and disbursements (including reasonable attorney's fees) incurred by Lessor in taking such remedial action.

     13.8 In the event of any such default by Lessor, Lessee may give Lessor written notice specifying such default with particularity, and Lessor shall thereupon have thirty (30) days in which to cure any such default, or to take reasonable action designed to cure the same, if such default, cannot be cured within thirty (30) days from the date of such notice to cure the default. Unless and until such notice is given and Lessor fails to so cure or take reasonable action designed to so cure any default after such notice, Lessee shall not have any remedy or cause of action by reason thereof. All obligations of Lessor hereunder will be construed as covenants, not conditions; and all such obligations will be binding upon Lessor only during the period of its possession of the Building and not thereafter.

     13.9 In the event of the transfer by Lessor of its interest in the Building, Lessor shall thereupon be released and discharged from all covenants and obligations of the Lessor thereafter accruing if such covenants and obligations shall be binding during the lease term upon the new transferee.

     13.10 Non-Waiver. Neither acceptance of rent by Lessor nor failure by
           ----------
Lessor to complain of any action, non-action or default of Lessee shall constitute a waiver of any of Lessor's rights hereunder. Waiver by Lessor of any right for any default of Lessee shall not constitute a waiver of any right for either a subsequent default of the same obligation or any other default. Receipt by Lessor of Lessee's keys to the Leased Premises shall not constitute an acceptance of surrender of the Leased Premises.

     13.11 All rights and remedies under this Lease shall be cumulative and none shall exclude any other rights or remedies allowed by law, except as otherwise specified in this Lease.

                              XIV. MISCELLANEOUS

     14.1 Successors and Assignees. This Lease shall be binding upon and inure
          ------------------------
to the benefit of the successors and assigns of the Lessor, and shall be binding upon and inure to the benefit of Lessee, its successors, and to the extent assignment may be approved by Lessor hereunder, Lessee's assigns.

     14.2 Louisiana Law Applies. This lease is declared to be a Louisiana
          ---------------------
contract, and all of the terms thereof shall be construed according to the laws of the State of Louisiana. Lessee hereby agrees that the State District Court of Calcasieu Parish shall have jurisdiction over suits arising out of this contract.

     14.3 Should any provisions of this lease be illegal, invalid, or unenforceable, under present or future laws effective during the term hereof, the remainder of this Lease shall not be affected thereby; (and in lieu of each provision there shall be substituted a clause as similar in terms to such invalid provision as may be possible and be legal, valid and enforceable). However, should any law, governmental regulation, or judicial interpretation thereof, come into force which shall prevent the exercise of any substantial right hereunder, the party whose right is so affected may terminate this Lease 90 days after written notice of termination to the other party.

     14.4 Alteration. This Lease may not be altered, changed or amended, except
          ----------
by a written instrument in writing, signed by both parties hereto.

     14.5 Force majeure. Should either party hereto be delayed, hindered or
          -------------
prevented from the performance of any act required hereunder by reason of strike, lock-out, labor trouble, inability to procure materials, failure of power, restrictive governmental laws or regulations, riot, insurrection, war or other reason of like nature not the fault of the party delayed, then performance of such act shall be excused for the period for performance and shall be extended for period equivalent to the period of such delay.

     14.6 Notices. All notices and demands which may or are required to be given
          -------
by either party to the other hereunder shall be in writing and shall be deemed to have been fully given 5 business days after being deposited in the United States mail, certified or registered, postage prepaid, and addressed as follows: to Lessee at the address specified in the following: One Lakeshore Drive, Suite
                                                     --------------------------
1495, Lake Charles, La, 70629 or to such other place as Lessee may from time to
-----------------------------
time designate in a notice to Lessor; to Lessor at the following address:
Property One, Inc., CM Tower, One Lakeshore Drive, Suite 120, Lake Charles, La,
-------------------------------------------------------------------------------
70629, or to such other place as Lessor may from time to time designate in a
-----
notice to Lessee; or, in the case of Lessee, delivered to Lessee at the premises. Lessee hereby appoints as its agent to receive the service of all dispossessory or distraint proceedings and notices thereunder the person in charge of or occupying the premises at the time, and, if no person shall be in charge of or occupying the same, then such service may be made by attaching the same on the main entrance of the premises.

     14.7 Commencement Date. As of the date of signature of this Lease
          -----------------
Agreement, Lessor and Lessee acknowledge that the Leased Premises have not been completed. Lessor and Lessee shall use their best efforts to accomplish the completion of the Leased Premises in accordance with Attachment "E" hereof and Lessor shall deliver possession thereof to Lessee on or about September 1, 1996.
                                                              -----------------
Lessee shall, if requested by Lessor, execute and deliver to Lessor a Receipt of Notice of Substantial Completion of Construction of the Leased Premises, for the purpose of defining the actual commencement and ending dates of this Lease, attached hereto and made a part of this Lease Agreement as Attachment "F". The date the Leased Premises have been substantially completed and delivered to Lessee in accordance with Attachment "E" shall be the first day of the term hereof and said Receipt of Notice, if requested by Lessor, shall bear such date, and the rent herein imposed shall accrue from and after such date which is hereby designated "Commencement Date". In the event the Commencement Date is a date other than the first day of a calendar month, the term shall extend for a like number of months following the commencement date.

     14.8 Substitution of Premises. Lessor reserves the right on thirty (30)
          ------------------------
days written notice to Lessee to substitute for the Leased Premises, at the same rental as required of Lessee herein, including adjustment, other comparable premises within the Building, or in the case of total destruction of the Leased Premises, within another building, for all uses and purposes as though originally leased to Lessee at the time of execution and delivery of this lease and subject to all terms and provisions hereto. In the event Lessor elects to cause such substitution of premises, Lessor agrees to pay all reasonable expenses of Lessee incidental thereof.

                            XV. SPECIAL PROVISIONS

     An Addendum to Lease is attached hereto and made a part of this Lease.

     In Witness whereof, the parties hereto have executed this instrument in the presence of the undersigned competent witnesses.

     Executed by Lessor at Lake Charles, Louisiana, this 30th day of April,
1996.

WITNESSES:                                   CALCASIEU MARINE NATIONAL BANK
                                             OF LAKE CHARLES

/s/ Malinda Kellogg                             BY: /s/ [ILLEGIBLE]
---------------------                               ---------------------------

/s/ Patricia S. Boyer                        TITLE: Sr. V.P.
---------------------                               ---------------------------

     Executed by Lessee at Lake Charles, Louisiana, this 29/th/ day of April, 1996.

WITNESSES:

/s/ [ILLEGIBLE]                                 BY: /s/ William L. Henning Jr.
-------------------                                 ---------------------------

/s/ Brenda McElveen                          TITLE: Chairman/CEO
-------------------                                 ---------------------------

                               ADDENDUM TO LEASE

THE ATTACHED LEASE made and entered into this __ day of ________, 1996, by and between Calcasieu Marine National Bank, as "Lessor", and Mercury, Inc., as
                                                         -------------
"Lessee", of which Lease this Addendum to Lease is made a part, is hereby amended and supplemented as follows:

                                  WITNESSETH

1.   The following is added to Section XV, Special Provisions as paragraph 15.1:
                                           ------------------
Anything in this Lease to the contrary notwithstanding, Lessor agrees to build
out Lessee's Leased premises at a cost not to exceed                       or
the actual cost, whichever is less, according to Attachment "C" (Building Standards), Attachment "D" (Description of Improvements), and Attachment "E"
(Workletter). The above referenced allowance                     . Any and all
costs of leasehold improvements which exceed the above referenced allowance shall be at Lessee's sole expense. Lessee shall have the right to approve Lessor's construction drawings prior to the commencement of construction.

2.   The following is added to Section XV, Special Provisions as paragraph 15.2:
                                           ------------------
Lessee, upon paying the rent herein reserved and performing all the terms, covenants and conditions herein contained on its part to be kept and performed
shall have a                                      . This First Right of Refusal
shall be effective upon lease execution and shall expire on August 31, 1999. Any
such expansion of the premises                                         Lessor
reserves the right to lease all or any part of this area to others, but agrees to notify Lessee in writing whenever the area is proposed, and such other Lessee has set forth in writing its intent to lease the area. Lessee agrees to notify Lessor in writing within three (3) business days if Lessee wishes to exercise this right. If Lessee fails to notify Lessor of its intent to accept the space within three (3) business days, or Lessee rejects its preferential right, then the First Right of Refusal shall terminate at this time on the space offered. Should the prospective tenant fail to lease such space, the aforementioned termination of First Right of Refusal shall be rescinded by Lessor. If Lessee accepts its right to lease the space offered, then Lessee shall execute an Amendment to Lease within thirty (30) days following its notification to Lessor of acceptance of the offer.

3.   The following is added to Section XV, Special Provisions as paragraph 15.3:
                                           ------------------
The Lease for Suite 1495, Suite 1465, Suite 1220, Suite 1175, Suite 980, and 727 net rentable square feet of Suite 1590 will be terminated upon occupancy of the 20th, 19th and 7th floors by Lessee.

4.   The following is added to Section XV, Special Provisions as paragraph 15.4:
                                           ------------------
This lease shall be amended to reflect the exact square footages of the 20th and 7th floors when the exact layout has been determined.

5.   The following is added to Section XV, Special Provisions as paragraph 15.5:
                                           ------------------
Lessee, upon paying the rent herein reserved and performing all the terms, covenants and conditions herein on its part to be kept and performed, shall have an option to renew this Lease for additional term of five (5) years. Any such
                                                     ----
extension of this Lease for an additional term shall be upon the same covenants and conditions as are set forth herein, except that Lessee shall have no option to further extend this Lease. Lessee must notify Lessor in writing not less than ninety (90) days nor more than one hundred twenty (120) days prior to the expiration of this Lease of its election to exercise the above option and agreement to be bound by the terms, covenants and conditions of the

Lease for the additional term stated above. In the event Lessee fails to so notify Lessor or declines to exercise said Option to Renew, such right shall terminate and no longer be in effect.

IN WITNESS WHEREOF, the parties hereto have executed this instrument in the presence of the undersigned competent witnesses.

     Executed by Lessor at Lake Charles, Louisiana, this 30th day of April,
1996.

WITNESSES:                                   CALCASIEU MARINE NATIONAL BANK OF
                                             LAKE CHARLES
/s/ Malinda Kellogg                          BY: /s/ [ILLEGIBLE]
-----------------------------                   ------------------------------

/s/ Patricia S. Boyer                     TITLE: Sr. V.P.
-----------------------------                   ------------------------------

     Executed by Lessee at Lake Charles, Louisiana, this 29 day of April, 1996.

WITNESSES:                                   MERCURY, INC.

/s/ [ILLEGIBLE]                             BY: William L. Henning Jr.
-----------------------------                   ------------------------------

/s/ Brenda McElveen                       TITLE: Chairman/CEO
-----------------------------                   -------------------------------

                                ATTACHMENT "B"

                             RULES AND REGULATIONS

1. The Building Management office should be contacted for all matters pertaining to the building.

2. All furniture, fixtures, safes, heavy or bulky items, and other articles shall be moved in or out, or within the building by Lessee, only with the permission of and in such manner and at such times as may be approved or directed by the Building Management. Lessee shall be liable for any losses, damages or injuries to persons or property in so moving or handling the same.

3. For your protection, authorization from the Building Management office is required before any furniture or equipment shall be permitted to leave the building.

4. Lessor will provide and maintain a directory for all tenants in the building. No signs, advertisements, or notices visible to the general public shall be permitted within the building unless first approved in writing by Building Management. Any additions, deletions, or changes to the building directories should be furnished to the Building Management in writing on Lessee's letterhead duly signed.

5. Lessee will refer all contractors, contractor's representatives and installation technicians rendering any service for Lessee to Building Management for supervision and/or approval before performance of any such contractual services. This shall apply to all work performed in the building, including, but not limited to, installation of telephones, telegraph equipment, electrical devices and attachments and installations of any and every nature affecting floors, walls, woodwork, trim, windows, ceiling, equipment or any other physical portion of the building. None of this work will be done by Lessee without Building Management prior written approval.

6. The Building Manager, or his representative, shall have the right at all reasonable times to enter into and upon said premises to examine, inspect, repair or protect any or all things pertaining to said premises or building or appurtenances.

7. The work of the building employees shall not be hindered by Lessee and such work may be done at any time when the offices are vacant. The windows, doors and fixtures may be cleaned at any time.

8. Lessee, their clerks, employees and occupants of their leased premises shall not make or permit any improper or excessive noise in the building, use any musical instruments or do anything that will annoy, disturb or interfere in any way with other tenants or those having business with them. No dogs, cats, birds, other animals, bicycles, or other vehicles shall be allowed in the building. Lessee shall shut off all utilities and close and lock all doors when premises are left unattended.

9. Lessee shall not place, install or operate on the demised premises or in any part of the building, any engine or machinery, or conduct mechanical operations, or place or use in or about the demised premises, any explosives, gasoline, kerosene, oil, acids, caustics or any other inflammable, explosive, or hazardous material without the prior written consent of Building Management.

10. Lessor will not be responsible for any personal property, equipment, money, or jewelry lost or stolen from Lessee's area, or public rooms, regardless of whether such loss occurs when the area is locked against entry or not, except as otherwise provided in this Lease.

11. No dust, rubbish or litter shall be swept from any room into any of the corridors or public spaces. The sidewalks, corridors, lobbies, elevators and/or stairways shall not be obstructed by Lessee, nor used by Lessee's employees for any other purpose than for ingress to and egress from the respective leased premises. All utilities and public facilities will remain the exclusive charge of Lessor and Lessee will commit no act which will be wasteful or harmful to utilities and public facilities. Call Building Management office for disposal of large items of trash. Except for coffee pots and microwave ovens, electric current shall not be used for cooking or heating without prior written permission from Building Management.

12. Lessee shall provide and use adequate waste and rubbish receptacles, cabinets, bookcases, map-cases, etc., necessary to prevent unreasonable hardship to Lessor in discharging his obligations regarding cleaning service.

13. No additional lock shall be placed upon any door without Building Management's prior written consent, and upon Lessee moving from the premises, any such lock with the keys belonging thereto shall be delivered to the Building Manager.

14. Lessee will be supplied, free of charge, with two keys for each corridor door entering the Leased Premises, and additional keys will be furnished at a charge of $2.00 per key by Building Manager on an order signed by Lessee or Lessee's authorized representative. All such keys shall remain the property of Lessor. No additional locks shall be allowed on any door of Leased Premises, and Lessee shall not make, or permit to be made any duplicate keys, except those furnished by Lessor. Upon termination of this Lease, Lessee shall surrender to Lessor the explanation of the combination of all locks for safes, safe cabinets and vault doors, if any, in the Leased Premises.

15. No nails or stickers shall be placed by tenants in or on the woodwork, partitions, or walls except in a manner approved or installed by the Building Management, and there shall be no nailing, boring, screwing or cutting into any woodwork, partitions or walls. Corridor doors when not in use shall be kept closed.

16. Water closets and other water fixtures shall not be used for any purpose other than for which same are intended, and any damages resulting to same from misuse on the part of Lessee, or Lessee's agents or servants, shall be paid by the Lessee. No person shall waste water by interfering or tampering with the faucets or otherwise. No acids, slops, ashes, dirt or other rubbish shall be emptied into the water closets other than specially designed plumbing fixtures, nor shall any acids or other chemicals injurious to the plumbing, pipes or fixtures be permitted to enter the waste pipes.

17. Lessor shall have the right to determine and prescribe the weight and proper position of any unusually heavy equipment including safes, large files, etc., that are to be placed in the building, and only those which in the opinion of Lessor might without reasonable probability do damage to the floors, structure and/or elevators may be moved into said building.

     Any damage, occasioned in connection with the moving or installing of such aforementioned articles in said building or the existence of same in said building shall be paid by Lessee.

18. To insure orderly operation of the building, Building Management reserves the right to approve all concessionaires, vending machine operations, or other distribution of cold drinks, coffee, food, or other concessions, water, towels, or newspapers. Such approval shall not be unreasonably withheld.

19. Tenant shall not solicit from or circulate advertising or other materials among other tenants in the building except by regular use of the U.S. mail.

20. The existing north surface parking lot directly adjacent to the Building shall be for the exclusive use of building visitors, clients and guests. Tenants shall not park in north lot. Tenants shall park in the adjacent parking garage, or shall make arrangements to park in the Civic Center lot, or other off-site parking.

21. Lessor desires to maintain high standards of environment, comfort and convenience for its Lessees. It will be appreciated if any undesirable conditions or lack of courtesy or attention by its employees is reported directly to Building Management.

                                ATTACHMENT "C"
                              BUILDING STANDARDS

Lessor agrees, at its sole cost and expense, to do the following ("Building Standard Work") in the Leased Premises:

(a) Supply and install Lessor's Building Standard partitions in an amount not to exceed ten (10) linear feet for each one hundred (100) square feet of usable area.

(b) Supply and install Lessor's Building Standard interior doors, frames and hardware (consisting of latchset, butts, and door stops) in an amount not to exceed one for each three hundred (300) square feet of usable area.

(c) Supply and install in quantity required by code Lessor's Building Standard entrance/exit doors, frames and hardware (consisting of lockset, butts, door stops, and door closer).

(d)  Supply and install Building Standard acoustical ceiling throughout.

(e) Supply Lessor's Building Standard electrical facilities sufficient for a connected load of 2.5 watts at 277/480 volts, three phase, and 1 watt at 208/120 volts, three phase, per square foot of usable area served; but not including electricity required for duplicating and electronic data processing equipment, special lighting in excess of building standard, and any other item of electrical equipment which (singly) consumes more than 0.5 kilowatts at rated capacity or requires a voltage other than 120 volts single phase.

(f) Supply and install Lessor's Building Standard recessed fluorescent lighting fixtures in an amount not to exceed one fixture for each eighty (80) square feet of usable area in the Leased Premises; Building Standard duplex receptacle wall outlets in an amount not to exceed one for each one hundred fifty (150) square feet of usable area in the Leased Premises; Building Standard telephone wall outlets in an amount not to exceed one for each one hundred seventy-five (175) square feet of usable area in the Leased Premises; and Building Standard wall switches not to exceed one for each three hundred (300) square feet of usable area in the Leased Premises. Circuitry within the Leased Premises for other than Building Standard items shall be at Tenant's expense.

(g) Supply and install Lessor's Building Standard zoned air conditioning systems with reasonable duct work, and thermostats in an amount not to exceed one thermostat for each conditioning zone. Said system shall be designed to be capable of maintaining, within tolerances normal in first class office buildings and subject to density factors of not more than one person per one hundred fifty
(150) square feet of usable space nor more than 3.5 watts of electrical load per square foot of each area served, inside space conditions of 75 degrees F. dry bulb and 45% relative humidity when outside conditions are 98 degrees dry bulb and 80 degrees wet bulb.

(h) Supply and install Lessor's Building Standard carpet and Lessor's Building Standard 1/8" vinyl tile floor covering in all uncarpeted areas.

(i) Paint the peripheral walls and all Building Standard partitions in Lessor's standard manner, colors to be selected by Lessee from Lessor's standard colors.

(j) Supply and install Lessor's Building Standard window covering on all perimeter windows.

                                ATTACHMENT "D"
                     DESCRIPTION OF CM TOWER IMPROVEMENTS

1).  Demising wall between tenant lease area: One layer 5/8 inch thick fire
     ---------------------------------------
     resistive gypsum drywall on each side of 2 1/2 inch, 25 gauge galvanized steel studs, full height from floor to underside of structure above; 1 1/2 inch thick sound attenuation insulation nested between studs; exposed surfaces painted finish; concealed surface above ceiling line unfinished. (Fire Resistive Rating; one hour, Underwriters Laboratories Design with sound attenuation insulation added).

2).  Interior Partitions:  One layer 5/8 inch thick gypsum drywall on each side
     -------------------
     of 2 1/2 inch, 25 gauge galvanized steel studs, full height from floor to ceiling, painted finish two sides.

3).  Demising wall between Tenant Lease Area and Public Corridors: One layer 5/8
     ------------------------------------------------------------
     inch thick gypsum drywall on each side of 2 1/2 inch, 25 gauge galvanized steel studs, full height from floor to ceiling, painted finish on tenant lease side, vinyl wall covering on public corridor side.

4).  Doors: Flush solid core wood, 3'0" X 9'0" X 1 3/4" natural white oak face
     -----
     veneer. The amount shall not exceed 1 for every 300 square feet of lease premises.

5).  Hardware:
     --------

     Hinges McKinney: TA2731
     Lockset:  Corbin 77-851-26 Keyway 59C1
     Passage Set:  Corbin 77-810-26
     Door Closer:  North Series 8301

     Typical Interior Door Hardware

          1).  Three Hinges
          2).  One Passage Set
          3).  One floor or wall mounted door stop

     Typical Corridor Hardware

          1).  Three Hinges
          2).  One entrance function lockset
          3).  One surface mounted overhead closer
          4).  One floor or wall mounted door stop

6).  Standard Ceiling: 2'0" X 2'0" exposed grid metal suspension system with
     ----------------
     factory applied white baked enamel finish, nominal 2'0" X 2'0" X 3/4" lay-in acoustical ceiling panels with factory applied white vinyl latex finished surface.

7).  Lighting Fixtures: 2'0" X 4'0" recessed air handling, lay-in fixture; three
     -----------------
     277 volt, 40 watt fluorescent lamps per fixture.

8).  Duplex Convenience Outlet: 20A Hosp. Grade (Levington 8300W or Equal),
     -------------------------
     White as manufactured by G.E., Levition, Hubbell, A-H, P & S, Slater, Sierra or Bryant. The average length of conduit per outlet will be 20' of 1/2" EMT with #12THHN solid copper wire, 600V. For dedicated circuits Levington 5262IG 20A Orange or Equal.

9).  Wall Switch: Touch plate @#50-2 white, low voltage, momentary contact
     -----------
     installed in a single gang metallic switch box. Install 1/2" EMT from switch box to accessible ceiling space only. Terminate EMT above ceiling with 1/2" EMT connector and 1/2" plastic bushing. Connect 50-2 switch to Touchplate relays (2) with #18 TFFN stranded copper wire, 600V.

10). Wall Telephone Outlet:  Single gang, 3/4" conduit switch box and 3/4 EMT
     ---------------------
     conduit from switch box to accessible ceiling space only. Terminate 3/4" above ceiling with 3/4" EMT connector and plastic bushing. Cable suitable for installation in environmental air space shall be furnished and installed by telephone company. White telephone plates and outlets shall be furnished and installed by telephone company.

11). Heating, Ventilation and Air Conditioning:  Continuous slot ceiling mounted
     -----------------------------------------
     supply air adjacent to building exterior curtain wall. Perforated metal grill for return air painted black. Return air diffusers. 2' X 2' white. Additional air-conditioning required due to tenant-supplied equipment is not included.

12). Door Frames; Headtracks:  Extruded aluminum knock-down type frame, factory
     -----------------------
     applied white painted finish.

     Frames & Headtrack (RACO)
     PR-1, 375, White 10' 7"
     PR-21, White 12' 0"
     PR-234F, 375, White, 3' 0" X 8' 10 1/2"
     PR-123F, 375, White, 3' 0" X 8' 10 1/2"

13). Window Coverings:  Bali Blinds #42 - matte white.
     ----------------

14). Vinyl Floor Covering:  Azrock Vinyl Composition Tile, 1/8" gauge.
     --------------------

15). Base:  Roppe 4 inch, selection of colors, 00, 10, 20, 30, 40, 50, 52, 62,
     ----
     70, 80, 87, 88, 89, 90, 91, 93, 95, 96, 97, 98, and 99.

16). Carpet:  Shaw-Sea Island.
     ------

17). Paint:  Pratt & Lambert or Coronado.
     -----

18). Fire Protection:  Lease area protected by fully automatic fire sprinkler
     ---------------
     system; hydraulically designed for ordinary hazard classification; chrome plated pendant heads with chrome plated escutcheons.

19). Conduit in Tenant Lease Space:  "BX" armor clad cable shall not be used.
     -----------------------------
     Where EMT conduit is used, it shall be joined by set screw type connectors and couplings as manufactured by Midwest, Steel City, EFCOR, RACO, ETP, T & B, Gedneg, Applet, or approved equal. Diecast type connectors and couplings will be acceptable provided they meet Underwriters Laboratories requirements.

20). Speaker Horns:  Alarm signal and voice communication horns shall be UL
     -------------
     listed wall mounted flush type re-entrant type horns housed in diecast aluminum frames and grills with finish. They shall be constructed for safe use and without impairing the quality of tone or voice reproduction in climates ranging from - 30 degrees F to 150 degrees F. The horn diaphragm shall be constructed of poly-flared, folded, re-entrant type horn and shall protect the horn mechanism from malicious attack. Provide one alarm signal and voice communication horn in lease areas exceeding 1,000 square feet of usable space.

                      FIRST AMENDMENT TO LEASE AGREEMENT
                                 MERCURY, INC.

STATE OF LOUISIANA
PARISH OF CALCASIEU

     This First Amendment to Lease Agreement is entered into between Calcasieu Marine National Bank of Lake Charles ("Lessor"), whose mailing address is P.O. Box 3402, Lake Charles, Louisiana 70602 and Mercury, Inc. ("Lessee"), whose mailing address is One Lakeshore Drive, Suite 1495, Lake Charles, Louisiana 70629.

                                  WITNESSETH

WHEREAS, by Lease Agreement dated April 29, 1996 by Lessee and April 30, 1996 by Lessor, Lessor let unto Lessee certain premises ("Leased Premises") comprised of 37,949 net rentable square feet (35,148 usable) of the 20th, 19th, 15th, 14th, 7th and 1st floors and,

WHEREAS, Lessor and Lessee desire to amend the Lease to provide temporary space in the Building as an accommodation to Lessee until the construction of the permanent space is completed by the parties hereto;

NOW THEREFORE, in order to effectuate the intent of the parties as hereabove set forth and for good and valuable consideration exchanged between the parties, effective May 18, 1996, the Lease is hereby amended to include the following terms and conditions:

1) Beginning on May 18, 1996 and ending on August 31, 1996, Lessee shall be entitled to occupy Suite 1200 consisting of 3,065 net rentable square feet (2,665 usable) (the "Temporary Space").

2) As Base Rental for Suite 1200, (the "Temporary Space") Lessee shall pay Lessor without deduction, abatement or setoff, the sum of Two thousand eight
                                                          ------------------
hundred twenty-two dollars and thirty five cents ($2,822.35) on or before the
------------------------------------------------
first day of each calendar month beginning June 1, 1996. Base Rental for May, 1996, is prorated as follows:

          $2,822.35 divided by 30 X 14 = $1,317.00

3) If construction of the permanent space is not completed by September 1, 1996, the lease for the temporary space shall extend on a month-to-month basis until occupancy of the permanent space has occurred.

This First Amendment to Lease shall be governed by the same terms and conditions of the original Lease Agreement. All other terms and conditions of this Lease shall remain in full force and effect as heretofore.

IN WITNESS WHEREOF, this First Amendment to Lease is executed by Lessor at Lake Charles, Louisiana this 3rd day of June, 1996.

WITNESSES:                              CALCASIEU MARINE NATIONAL BANK
                                        OF LAKE CHARLES

/s/ Malinda Kellogg                     BY: /s/ [ILLEGIBLE]
-----------------------------              -----------------------------
/s/ Dawn Alexander                   TITLE: Sr V.P.
-----------------------------              -----------------------------

In WITNESS WHEREOF, this First Amendment to Lease is executed by Lessee at Lake Charles, Louisiana this 3rd day of June, 1996.

WITNESSES:                              MERCURY, INC.

/s/ Carolyn Nunez                       BY: /s/ Brenda S. McElveen
-----------------------------              -----------------------------
/s/ James Stuart Hamilton            TITLE: VP of Operations
-----------------------------              -----------------------------

                      SECOND AMENDMENT TO LEASE AGREEMENT
                                 MERCURY, INC.


STATE OF LOUISIANA
PARISH OF CALCASIEU


This Second Amendment to Lease by and between Hibernia National Bank, Successor by merger to Calcasieu Marine National Bank of Lake Charles, whose mailing addresses are c/o Property One, Inc., One Lakeshore Drive, Suite 120, Lake Charles, Louisiana 70629 and Hibernia National Bank, attention Administrative Services, P.O. Box 61540, New Orleans, Louisiana 70161 (hereinafter referred to as "Lessor") and Mercury, Inc. ("Lessee") whose mailing address is One Lakeshore Drive, Suite 1495, Lake Charles, Louisiana 70629.

                               WITNESSETH

WHEREAS, by Lease Agreement dated April 29, 1996 by Lessee and April 30 by Lessor, Lessor let unto Lessee certain premises ("Leased Premises") in the building known as Hibernia Tower comprised of 37,949 net rentable square feet (35,148 usable) of the 20th, 19th, 15th, 14th, 7th, and 1st floors and,

WHEREAS, Lessor and Lessee desire to amend the Lease to set forth the facts and agreements pertaining to the hereabove stated intents;

NOW THEREFORE, in order to effectuate the intent of the parties as hereabove set forth and for good and valuable consideration exchanged between the parties, effective November 15, 1996 the Lease is hereby amended to incorporated the
          -----------
following:

1)   Section I., 1.1, Leased Premises - Upon occupancy of the Leased Premises,
                      ---------------
Lessee's mailing address shall be changed to One Lakeshore Drive, Suite 1900, Lake Charles, Louisiana, 70629. The Leased Premises are outlined on the floor plans made a part hereof as Attachments "A-1 - A-6".

2) Section I., 1.2 - For purposes of this Lease, the net rentable area of the Leased Premises is changed to 41,279 square feet (40,947 usable square feet),
                              ------
comprised of the following suites:

     a.  Existing Leased Premises
         ------------------------

           Suite 1590                  1,305 RSF (1,135 USF)
           15 Equip. Room                230 RSF (  200 USF)
           Suite 1470                    503 RSF (  437 USF)
           Suite 135                     505 RSF (  439 USF)
                                         -------------------
           Total                       2,543 RSF (2,211 USF)

     B.  New Leased Premises
         -------------------

           Suite 2000                 10,089 RSF (10,089 USF)
           Suite 1900                 16,482 RSF (16,482 USF)
           Suite  700                 12,165 RSF (12,165 USF)
                                      -----------------------
           Total                      38,736 RSF (38,736 USF)


3) Section II, Term, 2.1 - The Term of this Lease will be 60 months, commencing November 15, 1996 and expiring November 14, 2001.

4)   Section III., 3.1 - Base Rental for the Leased Premises is changed to Thirty eight thousand eleven dollars and eight cents ($38,011.08) per month,
   ----------------------------------------------------
payable on or before the first day of each calendar month of the lease term. If the Lease does not commence on the first day of a calendar month, the monthly installment of Base Rental will be prorated.

5)   Section VI, 6.1 Parking shall be changed as follows: Lessee's free parking
                     -------
shall increase to forty-one (41) car/s in accordance with the parking ratio of one free space per 1,000 square feet of Net Rentable Area leased with one per 750 square feet guaranteed in Lessor's adjacent parking garage.

6) The Addendum to Lease, paragraph 1 shall be changed as follows: Lessor agrees to build out Lessee's Leased Premises at a cost not to exceed $803,580.00, or the actual cost, whichever is less, calculated as shown below:
-----------

          Suite 2000         10,089 RSF at $25/RSF = $252,225.00
          Suite 1900         16,482 RSF at $15/RSF = $247,230.00
          Suite  700         12,165 RSF at $25/RSF = $304,125.00
                             ------                  -----------
          Total              38,622 RSF              $803,580.00

7) The Addendum to Lease, paragraph 3 shall be changed as follows: The Lease for Suites 1495, 1485, 1465, 1220, 1200, 1175, and 980 will be terminated upon occupancy of the 20th, 19th and 7th floors by Lessee.

IN WITNESS WHEREOF, the parties hereto have executed this instrument in the presence of the undersigned competent witnesses.

Executed by Lessor at New Orleans, Louisiana this 2nd day of December, 1996.

WITNESSES:                              HIBERNIA NATIONAL BANK

/s/ [ILLEGIBLE]                         BY:  /s/ Edward R. DeLatte
------------------------------              --------------------------

/s/ Diana Falgaut                    TITLE:  Vice President
------------------------------               -------------------------

Executed by Lessee at Lake Charles, Louisiana this 25 day of November, 1996.


WITNESSES:                              MERCURY, INC.

/s/ Sheila K. King                      BY: /s/ William L. Henning Jr.
------------------------------             ---------------------------

/s/ Amy Durkin                       TITLE: Chairman/CEO
------------------------------              --------------------------

                             TERMINATION OF LEASE

THIS TERMINATION OF LEASE, made and entered into this 2nd day of December, 1996, by and between Hibernia National Bank, Successor by merger to Calcasieu Marine National Bank of Lake Charles ("Lessor") and Mercury, Inc., ("Lessee").

                                  WITNESSETH:

WHEREAS, by Lease Agreement dated April 29, 1996 by Lessee and April 30, 1996 by Lessor, and as amended by the First Amendment to Lease dated June 3, 1996 by Lessor and Lessee, Lessor leased unto Lessee those certain premises listed below, and

WHEREAS, Lessor and Lessee wish to terminate the Lease for these Suites;

NOW THEREFORE, in consideration of these present and the agreements of each other, Lessor and Lessee hereby agree that the Lease Agreement for the following Suites shall terminate effective November 15, 1996.


          Suite 1495 -   9,636 RSF
          Suite 1485 -     667 RSF
          Suite 1465 -     334 RSF
          Suite 1220 -   3,499 RSF
          Suite 1200 -   3,065 RSF
          Suite 1175 -     803 RSF
          Suite  980 -   2,875 RSF
                        ----------
          Total -       20,879 RSF

IN WITNESS WHEREOF, Lessor and Lessee have executed this instrument by proper persons thereunto duly authorized so to do the day and year hereinabove written.

Executed by Lessor at New Orleans, Louisiana this 2nd day of December, 1996.


WITNESSES:                         HIBERNIA NATIONAL BANK

/s/ [ILLEGIBLE]                    BY: /s/ Edward R. DeLatte
--------------------                  --------------------------
/s/ Diana Falgaut                  TITLE: Vice President
--------------------                      ----------------------


Executed by Lessee at Lake Charles, Louisiana this 25 day of November, 1996.


WITNESSES:                         MERCURY, INC.

/s/ Sheila K. King                 BY: /s/ Brenda S. McElveen
--------------------                  --------------------------
/s/ Amy Durkin                     TITLE: V/P of Operations
--------------------                     -----------------------

                      THIRD AMENDMENT TO LEASE AGREEMENT
                              EXPANSION AGREEMENT
                                 MERCURY, INC.



STATE OF LOUISIANA
PARISH OF CALCASIEU


This Third Amendment to Lease by and between Hibernia National Bank, Successor by merger to Calcasieu Marine National Bank of Lake Charles, whose mailing addresses are c/o Property One, Inc., One Lakeshore Drive, Suite 120, Lake Charles, Louisiana 70629 and Hibernia National Bank, attention Administrative Services, P.O. Box 61540, New Orleans, Louisiana 70161 (hereinafter referred to as "Lessor") and Mercury, Inc. ("Lessee") whose mailing address is One Lakeshore Drive, Suite 1900, Lake Charles, Louisiana 70629.

                                  WITNESSETH

WHEREAS, by Lease Agreement dated April 29, 1996 by Lessee and April 30 by Lessor, in which Lessor agreed to lease to Lessee and Lessee agreed to lease approximately 37,949 net rentable square feet (35,148 usable square feet) on the 20th, 19th, 15th, 14th, 7th and 1st floors (the "Premises") of Hibernia Tower (formerly the CM Tower) (the "Building"), and,

WHEREAS, Lessor and Lessee entered into a First Amendment to Lease Agreement dated June 3, 1996 by Lessor and Lessee which granted Lessee the right to use Suite 1200 on a temporary basis until the construction of the permanent Leased Premises was completed, and

WHEREAS, Lessor and Lessee entered into a Second Amendment to Lease Agreement dated November 25, 1996 by Lessee and December 2, 1996 by Lessor, which established the square footage of the newly constructed Leased Premises as 41,279 net rentable square feet (40,947 usable square feet) and the term of the Lease as 60 months commencing November 15, 1996 and expiring November 14, 2001 at a Base monthly rental of $38,001.08, and

WHEREAS, Lessor and Lessee hereby agree to modify the Lease in accordance with the terms expressed in this Third Amendment to Lease;

NOW THEREFORE, Lessor and Lessee hereby agree as follows:

1)   Section I., 1.2, Leased Premises - The net rentable area of the Leased
                      ---------------
Premises is increased to 51,582 net rentable square feet (49,906 usable) due to the addition of Suite 1495, which consists of 10,303 net rentable square feet (8,959 usable), as outlined on the floor plan attached hereto and made a part of this Third Amendment to Lease Agreement as Attachment "A7". This Expansion Area includes a common area factor of 15%. The new Leased Premises is comprised of the following suites:

     Suite 2000          10,089 RSF (10,089 USF)
     Suite 1900          16,482 RSF (16,482 USF)
     Suite 1590           1,305 RSF ( 1,135 USF)
     15 Equip.Room          230 RSF (   200 USF)
     Suite 1470             503 RSF (   437 USF)
     Suite 1495          10,303 RSF ( 8,959 USF)
     Suite  700          12,165 RSF (12,165 USF)
     Suite  135             505 RSF (   439 USF)
                         -----------------------
     Total               51,582 RSF (49,906 USF)

2)   Section II., 2.1, Term - The term of this Expansion Area will be 56 months,
                       ----
commencing on March 15, 1997 and expiring co-terminus with the existing Lease Agreement on November 14, 2001.

3)   Section III, 3.1, Rent - Base monthly rental for the entire Leased
                        ----
Premises shall be Forty seven thousand four hundred ninety eight dollars and
                  ----------------------------------------------------------
forty three cents ($47,498.43), payable on or before the first day of each
-----------------
calendar month of the lease term. If the term of the Expansion Area does not commence on the first day of a calendar month, the monthly installment of Base rental for the Expansion Area will be prorated.

4)   Section VI., 6.1, Parking - Lessee's free parking shall increase to fifty
                       -------
two (52) cars in accordance with the parking ratio of one free space per 1,000 square feet of Net Rentable Area leased with one per 750 square feet guaranteed in Lessor's adjacent parking garage.

5)   The following is added to Section XV, Special Provisions as paragraph 15.6:
                                           ------------------
Anything in this Lease to the contrary notwithstanding, Lessor agrees to renovate Lessee's Expansion Area at a cost not to exceed Fifty thousand dollars ($50,000.00) or the actual cost, whichever is less, according to architectural drawings provided for and approved by Lessee. The above referenced amount shall include architectural fees. Any and all costs of leasehold improvements which exceed the above referenced allowance shall be at Lessee's sole expense.

This Third Amendment to Lease shall be governed by the same terms and conditions of the original Lease Agreement as amended. All other terms, covenants and conditions of this Lease, as amended, remain in full force and effect as heretofore.

IN WITNESS WHEREOF, this Third Amendment to Lease is executed by Lessor at New Orleans, Louisiana this 7th day of March, 1997.

WITNESSES:                              HIBERNIA NATIONAL BANK

/s/ Gloria J. Kirk                      BY: /s/ Edward R. DeLatte
----------------------                      -------------------------
/s/ Cheryl Morris                    TITLE: Vice President
----------------------                      -------------------------

IN WITNESS WHEREOF, this Third Amendment to Lease is executed by Lessee at Lake Charles, Louisiana this 4th day of March, 1997.

WITNESSES:                              MERCURY, INC.

/s/ Amy M. Durkin                       BY: /s/ Brenda S. McElveen
----------------------                      -------------------------
/s/ Malinda Kellogg                  TITLE: VP of Administration
----------------------                      -------------------------

                      FOURTH AMENDMENT TO LEASE AGREEMENT
                                 MERCURY, INC.

STATE OF LOUISIANA
PARISH OF CALCASIEU


This Fourth Amendment to Lease by and between Hibernia National Bank, Successor by merger to Calcasieu Marine National Bank of Lake Charles, whose mailing addresses are c/o Property One, Inc., One Lakeshore Drive, Suite 120, Lake Charles, Louisiana 70629 and Hibernia National Bank, attention Administrative Services, P.O. Box 61540, New Orleans, Louisiana 70161 (hereinafter referred to as "Lessor") and Mercury, Inc. ("Lessee") whose mailing address is One Lakeshore Drive, Suite 1900, Lake Charles, Louisiana 70629.

                                  WITNESSETH

WHEREAS, by Lease Agreement dated April 29, 1996 by Lessee and April 30, 1996 by Lessor, in which Lessor agreed to lease to Lessee and Lessee agreed to lease approximately 37,949 net rentable square feet (35,148 usable square feet) on the 20th, 19th, 15th, 14th, 7th and 1st floors (the "Premises") of Hibernia Tower (formerly the CM Tower) (the "Building"), and,

WHEREAS, Lessor and Lessee entered into a First Amendment to Lease Agreement dated June 3, 1996 by Lessor and Lessee which granted Lessee the right to use Suite 1200 on a temporary basis until the construction of the permanent Leased Premises was completed, and

WHEREAS, Lessor and Lessee entered into a Second Amendment to Lease Agreement dated November 25, 1996 by Lessee and December 2, 1996 by Lessor, which established the square footage of the newly constructed Leased Premises as 41,279 net rentable square feet (40,947 usable square feet) and the term of the Lease as 60 months commencing November 15, 1996 and expiring November 14, 2001 at a base monthly rental of $38,001.08, and

WHEREAS, Lessor and Lessee entered into a Third Amendment to Lease Agreement dated March 4, 1997 by Lessee and March 7, 1997 by Lessor, which expanded the Leased Premises to 51,585 net rentable square feet (49,906 usable square feet) commencing March 15, 1997 and expiring November 14, 2001 at a base monthly rental of $47,498.43, and

WHEREAS, Lessor and Lessee hereby agree to modify the Lease in accordance with the terms expressed in this Fourth Amendment to Lease;

NOW THEREFORE, Lessor and Lessee hereby agree as follows:

1)   Section I. 1.2, Leased Premises - The net rentable area of the Leased
                     ---------------
Premises is decreased to 50,855 net rentable square feet (49,274 usable) due to the reduction of Suite 1590 from 1,305 net rentable square feet (1,135 usable) to 578 net rentable square feet (503 usable), as outlined on the floor plan attached hereto and made a part of this Fourth Amendment to Lease Agreement as Attachment "A-8". This reduction returns Suite 1590 to the size agreed upon in the original Lease Agreement.

2)   Section II., 2.1, Term - The effective date of the reduction to the Leased
                       ----
Premises shall be March 15, 1997.

3)   Section III, 3.1, Rent - Base monthly rental for the entire Leased Premises
                       ----
shall be Forty six thousand eight hundred twenty eight dollars and ninety eight
         ----------------------------------------------------------------------
cents ($46,828.98), payable on or before the first day of each calendar month of
-----
the lease term. The monthly installment of base rental for March will be prorated.

4)   Section VI., 6.1, Parking - Lessee's free parking shall decrease to fifty
                       -------
one (51) cars in accordance with the parking ratio of one free space per 1,000 square feet of Net Rentable Area leased with one per 750 square feet guaranteed in Lessor's adjacent parking garage.

This Fourth Amendment to Lease shall be governed by the same terms and conditions of the original Lease Agreement as amended. All other terms, covenants and conditions of this Lease, as amended, remain in full force and effect as heretofore.

IN WITNESS WHEREOF, this Fourth Amendment to Lease is executed by Lessor at New Orleans, Louisiana this 18th day of March, 1997.

WITNESSES:                                     HIBERNIA NATIONAL BANK

/s/ [ILLEGIBLE]                                BY: /s/ Edward R. DeLatte
-----------------------                           ---------------------------

/s/ Patricia S. Boyer                       TITLE: Vice President
-----------------------                           ---------------------------

IN WITNESS WHEREOF, this Fourth Amendment to Lease is executed by Lessee at Lake Charles, Louisiana this 14 day of March, 1997.

WITNESSES:                                     MERCURY, INC.

/s/ Amy Durkin                                 BY: /s/ Brenda S. McElveen
-----------------------                            --------------------------

/s/ Sheila K. King                          TITLE: V/P of Administration
-----------------------                            --------------------------

                      FIFTH AMENDMENT TO LEASE AGREEMENT
                                 MERCURY, INC.

STATE OF LOUISIANA
PARISH OF CALCASIEU

This Fifth Amendment to Lease by and between Hibernia National Bank, Successor by merger to Calcasieu Marine National Bank of Lake Charles, whose mailing addresses are c/o Property One, Inc., One Lakeshore Drive, Suite 560, Lake Charles, Louisiana 70629 and Hibernia National Bank, attention Administrative Services, P.O. Box 61540, New Orleans, Louisiana 70161 (hereinafter referred to as "Lessor") and Mercury, Inc. ("Lessee") whose mailing address is One Lakeshore Drive, Suite 1900, Lake Charles, Louisiana 70629.

                                  WITNESSETH

WHEREAS, by Lease Agreement dated April 29, 1996 by Lessee and April 30, 1996 by Lessor, in which Lessor agreed to lease to Lessee and Lessee agreed to lease approximately 37,949 net rentable square feet (35,148 usable square feet) on the 20th, 19th, 15th, 14th, 7th and 1st floors (the "Premises") of Hibernia Tower (formerly the CM Tower) (the "Building"), and,

WHEREAS, Lessor and Lessee entered into a First Amendment to Lease Agreement dated June 3, 1996 by Lessor and Lessee which granted Lessee the right to use Suite 1200 on a temporary basis until the construction of the permanent Lease Premises was completed, and

WHEREAS, Lessor and Lessee entered into a Second Amendment to Lease Agreement dated November 25, 1996 by Lessee and December 2, 1996 by Lessor, which established the square footage of the newly constructed Lease Premises as 41,279 net rentable square feet (40,947 usable square feet) and the term of the Lease as 60 months commencing November 15, 1996 and expiring November 14, 2001 at a base monthly rental of $38,001.08, and

WHEREAS, Lessor and Lessee entered into a Third Amendment to Lease Agreement dated March 4, 1997 by Lessee and March 7, 1997 by Lessor, which expanded the Leased Premises to 51,585 net rentable square feet (49,906 usable square feet) commencing March 15, 1997 and expiring November 14, 2001 at a base monthly rental of $47,498.43, and

WHEREAS, Lessor and Lessee entered into a Fourth Amendment to Lease Agreement dated March 14, 1997 by Lessee and March 18, 1997 by Lessor, which reduced the Leased Premises to 50,855 net rentable square feet (49,274 usable square feet) commencing March 15, 1997 and expiring November 14, 2001 at a base monthly rental of $46,828.98 with Lessee's free parking ratio decreased to 51 vehicles, and

WHEREAS, Lessor and Lessee entered into a six-month Option To Reduce Leased Premises dated December 15, 1997 by Lessor and Lessee, in which Lessee was granted a one time option to reduce the Leased Premises by a total of up to 30,000 square feet to relocate Lessee's operations to the Pujo Property, and

WHEREAS, Lessor and Lessee hereby agree to modify the Lease in accordance with the terms expressed in this Fifth Amendment to Lease;

NOW THEREFORE, Lessor and Lessee hereby agree as follows:

1)   Section I., 1.2, Leased Premises - The net rentable area of the Leased
                      ---------------
Premises is increased to 56,653 net rentable square feet (55,072 usable) due to the addition of the remaining 5798 net rentable square feet (5798 usable) on the 20th floor to the existing Leased Premises, as outlined on the floor plan attached hereto and made a part of this Fifth Amendment to Lease Agreement as Attachment "A-9".

2)   Section II., 2.1, Term - The term of this Expansion area will commence on
                       ----
June 15, 1998 or upon substantial completion of construction and will expire co-terminus with the existing Lease Agreement on November 14, 2001.

3)   Section III., 3.1, Rent - Base monthly rental for the entire Leased
                        ----
Premises shall be Fifty-two thousand one hundred sixty-seven dollars and
                  ------------------------------------------------------
ninety-seven cents ($52,167.97), payable on or before the first day of each
-------------------------------
calendar month of the lease term. The monthly installment of base rental shall be prorated based upon the actual date of substantial completion of the expansion area.

4)   Section VI., 6.1, Parking - Lessee's free parking shall increase to
                       -------
fifty-six (56) cars in accordance with the parking ratio of one free space per 1,000 square feet of Net Rentable Area leased with one per 750 square feet guaranteed in Lessor's adjacent parking garage.

5)   The following is added to Section XV, Special Provisions as paragraph 15.7:
                                           ------------------
Anything in this Lease to the contrary notwithstanding, Lessor agrees to build out the expansion area and other space within the existing Leased Premises on the 7th and 19th floors at a cost not to exceed One hundred nine thousand six
                                                -----------------------------
hundred forty-two dollars ($109,642.00) or the actual cost, whichever is less,
---------------------------------------
according to architectural drawings provided for and approved by Lessee. The above referenced amount shall include architectural fees. Any and all costs of leasehold improvements which exceed the above referenced allowance shall be at Lessee's sole expense.

6)   The following is added to Section XV, Special Provisions as paragraph 15.8:
                                           ------------------
None of the expansion area on the 20th floor, as outlined on Attachment "A-9", may be included in the amount of Leased Premises that may be surrendered under the terms of the Option to Reduce Leased Premises dated December 15, 1997 by Lessor and Lessee.

This Fifth Amendment to Lease shall be governed by the same terms and conditions of the original Lease Agreement as amended. All other terms, covenants and conditions of this Lease, as amended, remain in full force and effect as heretofore.

IN WITNESS WHEREOF, this Fifth Amendment to Lease is executed by Lessor at New Orleans, Louisiana this 19th day of May, 1998.

WITNESSES:                                   HIBERNIA NATIONAL BANK

/s/ Gloria J. Kirk                           BY: /s/ Edward R. De Latte
------------------------------                  ----------------------------

/s/ Renee Mansfield                       TITLE: Senior Vice President
------------------------------                  ----------------------------

IN WITNESS WHEREOF, this Fifth Amendment to lease is executed by Lessee at Lake Charles, Louisiana this 13 day of May, 1998.

WITNESSES:                                   MERCURY , INC.

/s/ Charlane Laselle                         BY: /s/ Brenda McElveen
------------------------------                  ----------------------------

/s/ Amy M. Durkin                         TITLE: V/P Administration
------------------------------                  ----------------------------

                      SIXTH AMENDMENT TO LEASE AGREEMENT
                                 MERCURY, INC.

STATE OF LOUISIANA
PARISH OF CALCASIEU

This Sixth Amendment to Lease by and between Hibernia National Bank, Successor by merger to Calcasieu Marine National Bank of Lake Charles, whose mailing addresses are c/o Property One, Inc., One Lakeshore Drive, Suite 560, Lake Charles, Louisiana 70629 and Hibernia National Bank, attention Administrative Services, P.O. Box 61540, New Orleans, Louisiana 70161 (hereinafter referred to as "Lessor") and Mercury, Inc. ("Lessee") whose mailing address is One Lakeshore Drive, Suite 1900, Lake Charles, Louisiana 70629.

                                  WITNESSETH

WHEREAS, by Lease Agreement dated April 29, 1996 by Lessee and April 30, 1996 by Lessor, in which Lessor agreed to lease to Lessee and Lessee agreed to lease approximately 37,949 net rentable square feet (35,148 usable square feet) on the 20th, 19th, 15th 14th, 7th and 1st floors (the "Premises") of Hibernia Tower (formerly the CM Tower) (the "Building"), and,

WHEREAS, Lessor and Lessee entered into a First Amendment to Lease Agreement dated June 3, 1996 by Lessor and Lessee which granted Lessee the right to use Suite 1200 on a temporary basis until the construction of the permanent Lease Premises was completed, and

WHEREAS, Lessor and Lessee entered into a Second Amendment to Lease Agreement dated November 25, 1996 by Lessee and December 2, 1996 by Lessor, which established the square footage of the newly constructed Lease Premises at 41,279 net rentable square feet (40,947 usable square feet) and the term of the Lease as 60 months commencing November 15, 1996 and expiring November 14, 2001 at a base monthly rental of $38,001.08, and

WHEREAS, Lessor and Lessee entered into a Third Amendment to Lease Agreement dated March 4, 1997 by Lessee and March 7, 1997 by Lessor, which expanded the Leased Premises to 51,585 net rentable square feet (49,906 usable square feet) commencing March 15, 1997 and expiring November 14, 2001 at a base monthly rental of $47,498.43, and

WHEREAS, Lessor and Lessee entered into a Fourth Amendment to Lease Agreement dated March 14, 1997 by Lessee and March 18, 1997 by Lessor, which reduced the Leased Premises to 50,855 net rentable square feet (49,274 usable square feet) commencing March 15, 1997 and expiring November 14, 2001 at a base monthly rental of $46,828.98 with Lessee's free parking ratio decreased to 51 vehicles, and

WHEREAS, Lessor and Lessee entered into a six-month Option To Reduce Leased Premises dated December 15, 1997 by Lessor and Lessee, in which Lessee was granted a one-time option to reduce the Leased Premises by a total of up to 30,000 square feet to relocate Lessee's operations to the Pujo Property, and

WHEREAS, Lessor and Lessee entered into a Fifth Amendment to Lease Agreement dated March 13, 1998 by Lessee and March 19, 1998 by Lessor, which increased the Leased Premises to 56,653 net rentable square feet (55,072 usable square feet) commencing June 15, 1998 and expiring November 14, 2001 at a base monthly rental of $52,167.97 with Lessee's free parking ratio increased to 58 vehicles, and

WHEREAS, Lessor and Lessee hereby agree to modify the Lease in accordance with the terms expressed in this Sixth Amendment to Lease;

NOW THEREFORE, Lessor and Lessee hereby agree as follows:

1)   Section I., 1.2, Leased Premises - The net rentable area of the Leased
                      ---------------
Premises is decreased to 56,075 net rentable square feet (54,569 usable) due to the removal of Suite 1590 (578 net rentable square feet) from the Leased Premises, as outlined on the floor plan attached hereto and made a part of this Sixth Amendment to Lease Agreement as Attachment "A-10".

2)   Section II., 2.1, Term - The effective date of the reduction to the Leased
                       ----
Premises shall be March 1, 1999.

3)   Section III, 3.1, Rent - Base monthly rental for the entire Leased
                       ----
Premises shall be Fifty-one thousand six hundred thirty-five dollars and
                  ------------------------------------------------------
seventy-three cents ($51,635.73), payable on or before the first day of each
--------------------------------
calendar month of the lease term. The monthly installment of base rental shall be prorated based upon the actual move-out date.

4)   Section VI., 6.1, Parking - Lessee's free parking shall remain at fifty-six
                       -------
(56) cars in accordance with the parking ratio of one free space per 1,000 square feet of Net Rentable Area leased with one per 750 square feet guaranteed in Lessor's adjacent parking garage.

This Sixth Amendment to Lease shall be governed by the same terms and conditions of the original Lease Agreement as amended. All other terms, covenants and conditions of this Lease, as amended, remain in full force and effect as heretofore.

IN WITNESS WHEREOF, this Sixth Amendment to Lease is executed by Lessor at New Orleans, Louisiana this 17th day of February, 1999.

WITNESSES:                                   HIBERNIA NATIONAL BANK


/s/ Gloria J. Kirk                           BY: /s/ Edward R. DeLatte
------------------------------                  --------------------------

/s/ Dayna G. Barrios                         TITLE: SVP
------------------------------                     -----------------------

IN WITNESS WHEREOF, this Sixth Amendment to Lease is executed by Lessee at Lake Charles, Louisiana this 12 day of February, 1999.

WITNESSES:                                   MERCURY, INC.


/s/ Carolyn Nunez                            BY: /s/ Brenda McElveen
------------------------------                  --------------------------

/s/ Amy Durkin                               TITLE: V/P Administration
------------------------------                     -----------------------

                     SEVENTH AMENDMENT TO LEASE AGREEMENT
                                 U.S. UNWIRED

STATE OF LOUISIANA
PARISH OF CALCASIEU

This Seventh Amendment to Lease by and between Hibernia National Bank, Successor by merger to Calcasieu Marine National Bank of Lake Charles, whose mailing addresses are c/o Property One, Inc., One Lakeshore Drive, Suite 560, Lake Charles, Louisiana 70629 and Hibernia National Bank, attention Administrative Services, P.O. Box 61540, New Orleans, Louisiana 70161 (hereinafter referred to as "Lessor") and U.S. Unwired, (formerly Mercury, Inc., "Lessee") whose mailing address is One Lakeshore Drive, Suite 1900, Lake Charles, Louisiana 70629.

                                  WITNESSETH

WHEREAS, by Lease Agreement dated April 29, 1996 by Lessee and April 30, 1996 by Lessor, in which Lessor agreed to lease to Lessee and Lessee agreed to lease approximately 37,949 net rentable square feet (35,148 usable square feet) on the 20th, 19th, 15th, 14th, 7th and 1st floors (the "Premises") of Hibernia Tower (formerly the CM Tower) (the "Building"), and,

WHEREAS, Lessor and Lessee entered into a First Amendment to Lease Agreement dated June 3, 1996 by Lessor and Lessee which granted Lessee the right to use Suite 1200 on a temporary basis until the construction of the permanent Lease Premises was completed, and

WHEREAS, Lessor and Lessee entered into a Second Amendment to Lease Agreement dated November 25, 1996 by Lessee and December 2, 1996 by Lessor, which established the square footage of the newly constructed Lease Premises as 41,279 net rentable square feet (40,947 usable square feet) and the term of the Lease as 60 months commencing November 15, 1996 and expiring November 14, 2001 at a base monthly rental of $38,001.08, and

WHEREAS, Lessor and Lessee entered into a Third Amendment to Lease Agreement dated March 4, 1997 by Lessee and March 7, 1997 by Lessor, which expanded the Leased Premises to 51,585 net rentable square feet (49,906 usable square feet) commencing March 15, 1997 and expiring November 14, 2001 at a base monthly rental of $47,498.43, and

WHEREAS, Lessor and Lessee entered into a Fourth Amendment to Lease Agreement dated March 14, 1997 by Lessee and March 18, 1997 by Lessor, which reduced the Leased Premises to 50,855 net rentable square feet (49,274 usable square feet) commencing March 15, 1997 and expiring November 14, 2001 at a base monthly rental of $46,828.98 with Lessee's free parking ratio decreased to 51 vehicles, and

WHEREAS, Lessor and Lessee entered into a six-month Option To Reduce Leased Premises dated December 15, 1997 by Lessor and Lessee, in which Lessee was granted a one-time option to reduce the Leased Premises by a total of up to 30,000 square feet to relocate Lessee's operations to the Pujo Property, and

WHEREAS, Lessor and Lessee entered into a Fifth Amendment to Lease Agreement dated March 13, 1998 by Lessee and March 19, 1998 by Lessor, which increased the Leased Premises to 56,653 net rentable square feet (55,072 usable square feet) commencing June 15, 1998 and expiring November 14, 2001 at a base monthly rental of $52,167.97 with Lessee's free parking ratio increased to 56 vehicles, and

WHEREAS, Lessor and Lessee entered into a Sixth Amendment to Lease Agreement dated February 12, 1999 by Lessee and February 17/th/, 1999 by Lessor, which decreased the Leased Premises to 56,075 net rentable square feet, (54,569 usable) commencing March 1, 1999 and expiring November 14, 2001 at a base monthly rental of $51,635.73, and

WHEREAS, Lessor and Lessee hereby agree to modify the Lease in accordance with the terms expressed in this Seventh Amendment to Lease;

NOW THEREFORE, Lessor and Lessee hereby agree as follows:

1)   Section I., 1.2, Leased Premises - The net rentable area of the Leased
                      ---------------
Premises is increased to 57,701 net rentable square feet (55,983 usable) due to the addition of Suite 980 (1626 net rentable square feet) to the Leased Premises, as outlined on the floor plan attached hereto and made a part of this Seventh Amendment to Lease Agreement as Attachment "A-11".

2)   Section II., 2.1, Term - The term of the addition of Suite 980 shall be one
                       ----
year, commencing on August 9, 1999 and expiring on August 8, 2000.

3)   Section III, 3.1. Rent - Base monthly rental for the entire Leased Premises
                       ----
shall be Fifty-three thousand one hundred thirty-three dollars and ($53,133.00),
         ----------------------------------------------------------------------
payable on or before the first day of each calendar month of the lease term.
The monthly installment of base rental shall be prorated based upon the actual occupancy date.

4)   Section VI., 6.1. Parking - Lessee's free parking shall increase to
                       -------
fifty-seven (57) cars in accordance with the parking ratio of one free space per 1,000 square feet of Net Rentable Area leased with one per 750 square feet guaranteed in Lessor's adjacent parking garage.

This Seventh Amendment to Lease shall be governed by the same terms and conditions of the original Lease Agreement as amended. All other terms, covenants and conditions of this Lease, as amended, remain in full force and effect as heretofore.

IN WITNESS WHEREOF, this Sixth Amendment to Lease is executed by Lessor at New Orleans, Louisiana this 9th day of August, 1999.


WITNESSES:                                   HIBERNIA NATIONAL BANK

/s/ Gloria J. Kirk                           BY: /s/ Edward R. DeLatto
----------------------------                     ----------------------

/s/ [ILLEGIBLE]                              TITLE:      SVP
----------------------------                       --------------------

IN WITNESS WHEREOF, this Sixth Amendment to Lease is executed by Lessee at Lake Charles, Louisiana this 5 day of August, 1999.

WITNESSES:                                   U.S. UNWIRED

/s/ Betty McManus                            BY: /s/ Brenda S. McElveen
----------------------------                    -----------------------

/s/ Malinda Hightower                        TITLE: V P Administration
----------------------------                       --------------------